Jody M. Walker
Attorney At Law
7841 South Garfield Way
Tel: 303-850-7637          Centennial, CO 80122     Fax:  303-482-2731


September 16, 2008

Indira Lall
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561

RE:   Tri-Mark MFG, Inc.
      Amendment 1 to Registration Statement on Form S-1
      Filed May 5, 2008
      File No. 333-149546

Dear Ms. Lall:

Pursuant to your comment letter dated June 3, 2008, please note the following responses.

General
1. We note your revisions in response to comment two in our letter dated April 2, 2008. You should present the pro forma information in columnar form on the face of the balance sheet as opposed to the notes. Please note that to the extent that tax expense or benefit, net of a valuation allowance, would change assuming the Subchapter S election was terminated at an earlier date, you are required to present a pro forma tax provision for at least the most recent fiscal year and interim period. Refer to Rule 8-05 of Regulation S-X and SAB Topic 4:B.

The pro forma information has been presented in columnar form on the face of the balance sheet.


Prospectus Summary
2. We note your response to comment five in our letter dated April 2, 2008. Please indicate in the Prospectus Summary that Mr. Sytner currently owns and will continue to own sufficient shares to control the operations of the company.

The following discussion has been added to the Prospectus
Summary.

Common Stock Control
--------------------    Barry Sytner, an officer and
director, currently owns and will
continue to own sufficient common
shares to control the operations of
Tri-Mark.

3. We note your revisions in response to comment six in our letter dated April 2, 2008. Please revise your disclosure to clarify the meaning of the phrase "a major retail customer, Zale Corporation." If you believe the loss of Zale Corporation as a customer would have a material adverse effect on your business, please add a risk factor to inform investors of your dependence on this customer.

The phrase has been revised for clarity to delete the term
"major".  A risk factor has been added as follows:

7. The loss of our one retail customer would have a material adverse effect on our business.

Two of our new items have been selected for distribution by Zale Corporation, one of the largest jewelers in the United States. Our products were being sold in 140 of their stores on a test basis. There can be no certainty that the orders will result in a material impact on our financial condition. At this point, because of a downturn in retail sales, Zale has postponed the test market of our products. We currently cannot predict when the test market will be resumed, if ever. The cancellation of the test marketing would have a material adverse effect of our business.

Use of Proceeds.
4. We note your revisions in response to comment 36 in our letter dated April 2, 2008. Please also delete the reference to the exercise of the warrants in this section.

The reference has been deleted.

Business Operations.
5. We note your revisions in response to comment 11 in our letter dated April 2, 2008. Please identify the customers that represent over 10% of your revenues, if any. See Item 101(c)(vii) of Regulation S-K. If you depend on one or a few customers, please include a risk factor.

At this time, no one account represents over 10% of our revenue.

6. When you describe your product pricing, you state that you maintain "appropriate forward contracts for the purchase of silver" thereby protecting you "against fluctuations in the price of silver between the order date and the date of sale." Please discuss your forward contracts in your MD&A and describe all significant terms of these instruments. See Item 305 of Regulation S-K.

The disclosure has been revised for accuracy as follows:

We currently fix the metal price on the date of shipping. As orders increase, we intend to lessen the risk of market fluctuations in the price of silver by either using the price we pay for the silver to determine the prices we charge to our customers for finished products incorporating the silver or by maintaining appropriate forward contracts for the purchase of silver which protects us against fluctuations in the price of silver between the order date and the date of sale.

7. When you describe your competition, you state that the "ability to provide specialized services" is a particularly important competitive fact in your sale to certain large retailers. Please discuss the types of specialized services you believe large retailers require and whether you currently provide these services. If you do not currently provide these specialized services, please discuss what steps you have taken to provide these services in the future so that an investor can evaluate your ability to compete for sales to certain large retailers.

The following disclosure has been added:

The diverse distribution channels in which we market our products frequently involve different competitive factors. The ability to provide specialized services is a particularly important competitive factor in our sales to certain large retailers such as mass merchandisers, discount stores, and warehouse clubs. As a result, we offer the retailer the opportunity to give them a 3-D cad drawing of the earrings with the retail price before the item is made. Therefore, if the retailer wants to change the price because it is too high, we can make the item smaller to adjust the retail price.

8. We note your revisions in response to comment 17 in our letter dated April 2, 2008. You state that your ability to continue as a going concern is dependent on your ability to meet your financing arrangement. Please describe all significant terms of your financing arrangement. See Item 303 of Regulation S-K.

The disclosure has been revised for clarity as follows:

We are actively increasing marketing efforts to increase revenues. The ability of Tri-Mark to continue as a going concern is dependent on our ability to raise at least $125,000 through this offering and the success of our future operations.

9. We note your revisions in response to comments 22 and 27 in our letter dated April 2, 2008. Please discuss the business activities you will undertake based upon raising funds at the various levels outlined in the use of proceeds. Descriptions of any expansion, manufacturing and marketing plans should be accompanied by a discussion of how you will achieve your plans in enough detail so that investors can evaluate your business plan. For example, please indicate the costs associated with undertaking various business activities in the future, noting the ones that will receive priority over others in the vent funding is less than you expect. Please include in this discussion the anticipated timing for the expenditures.

The disclosure has been revised to make it clear that marketing our products at shows, etc. will be the only activity undertaken if less than $125,000 is raised.

In the event we are not successful in selling all of the securities to raise at least $125,000, we would utilize any available funds raised, after funding our working capital needs, to increase our marketing efforts.

Also, the following disclosure has been added under Business
Strategy.

For the next six months, we shall only concentrate on the marketing of our products at jewelry shows. Other business activities will only be pursued if we raise at least $125,000 and/or when we begin to generate a positive cash flow, if ever. The cost of expanding our product line is on a piecemeal basis and is yet to be determined.

Management's Discussion and Analysis of Financial Condition and Results of Operations.
10. We note your revisions in response to comment 26 in our letter dated April 2, 2008. Please provide additional information about the quality of your earnings and cash flows so that investors can ascertain the likelihood of the extent past performance is indicative of future performance. Please discuss whether you expect your financial position to remain at its current level or increase or decrease, including a discussion of the impact of any changes to your earnings.

The following disclosure has been added.

We have not received any significant revenues to date and our test market with Zale has been postponed indefinitely. As a result of our limited working capital, we have had to limit the marketing of our products and attendance at shows. Until we are able to raise additional funds to pursue our business plan and generate material revenues, our activities will be restricted.

11. We note your revisions in response to comments 11 and 26 in our letter dated April 2, 2008. You state that your products currently are being sold in 140 Zale Corporation stores on a test basis. Please expand this disclosure to describe the significant terms of this arrangement.

There are no significant terms. The disclosure has been revised to discuss the fact that the program has been put on hold indefinitely.

12. Please clarify why you believe you will earn a significant portion of earnings in the "third fiscal quarter holiday selling season." We note that your disclosure regarding the seasonal nature of your business in the business operations section of the prospectus indicates that retail sales of jewelry are generally weighted to the fourth quarter. If your wholesale jewelry revenues are weighted in the third quarter and your retail jewelry revenues are weighted in the fourth quarter, please state what portion of your sales are wholesale and what portion are retail to better inform investors of the seasonal nature of your revenues.

The disclosure has been clarified to show that Tri-Mark is 100% wholesale.

Directors, Executive Officers and Control Persons
13. In the table in this section of the prospectus you indicate that Mr. Brennan is the vice president of operations. You describe Mr. Brennan's business experience below the table and indicate that he is the vice president of sales and that since 2006 he has served as president. If Mr. Brennan serves in all these capacities, please clarify throughout the prospectus. See Item 401(b) of Regulation S-K.

The disclosure has been reconciled for accuracy.

14. We note your revisions in response to comment 31 in our letter dated April 2, 2008. Please revise your disclosure so that you have described briefly the business experience during the past five years of each of your officers and directors as required by Item 401(e) of Regulation S-K. For example, in the description of Mr. Brennan's business background, please state the dates of his service as a principal of E.V. Brennan & Associates if this service was during the past five years.

The disclosure has been revised to include the dates of his service.

Certain Relationships and Related Transactions
15. We note your revisions in response to comment 32 in our letter dated April 2, 2008. If there is a written agreement(s) with Mr. Sytner evidencing the loans of $1,450 in 2006 and $129,521 in 2007, please file this agreement(s) as an exhibit to the registration statement. See Item 601(b)(10(ii) of Regulation S-K.

There is no written agreement(s) with Mr. Sytner evidencing the loans. This fact has been disclosed.

Financial Statements
16. We reviewed the revisions to your disclosure in response to comment 37 in our letter dated April 2, 2008. Please revise to include all disclosures required by paragraphs 11a-d of SFAS 7.

The financial statements have been revised to include all disclosures required by paragraphs 11 a-d of SFAS 7.

17. We reviewed the revisions to your disclosure in response to comment 38 in our letter dated April 2, 2008. As previously requested, please revise to give retroactive effect of the change in capital structure resulting from the stock split that occurred on February 15, 2008 in the balance sheet, net loss per share calculation and your statement of stockholders' deficit. Refer to paragraph 54 of SFAS 128 and SAB Topic 4:C.

The financial statements have been revised to give retroactive effect of the change in capital structure resulting from the stock split.

18. We reviewed your response to comment 43 in our letter dated April 2, 2008. Please note the impending requirement to include unaudited financial statements for the first quarter of fiscal 2008 and the comparable period of the preceding year. Refer to Rule 8-08 of Regulation S-X.

The financial statements have been updated as required.



Undertakings
19. We note your revisions in response to comment 44 in our letter dated April 2, 2008. You omitted certain language required by Item 512(a)(5)(B). Please revise this undertaking to fix the typographical error that we noted.

The undertaking has been revised to fix the typographical error.

Very truly yours,

/s/Jody M. Walker
------------------
Jody M. Walker